SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

REPORT

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BOND/GLOBAL
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Scudder International
Bond Fund
Fund #018










Semiannual Report
April 30, 2000

The fund seeks to provide income. As a secondary objective, the fund seeks protection and possible enhancement of principal.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


 4        Letter from the Fund's President

 6        Performance Update

 8        Portfolio Summary

10        Portfolio Management Discussion

17        Glossary of Investment Terms

18        Investment Portfolio

22        Financial Statements

25        Financial Highlights

26        Notes to Financial Statements

35        Officers and Directors

36        Investment Products and Services

38        Scudder Solutions

Scudder International Bond Fund

--------------------------------------------------------------------------------
ticker symbol SCIBX                                              fund number 018
--------------------------------------------------------------------------------

Date of Inception:    o  Scudder International Bond Fund provided a total
7/6/88                   return of -5.84% for the six-month period ended April
                         30, 2000, outperforming the -6.86% return of the
                         Salomon Brothers World Government Bond Index ex-U.S.
Total Net Assets as
of 4/30/00:           o  The strength of the U.S. dollar versus the euro and the
$86.3 million            yen was a major contributor to volatility in global
                         bond markets during the period.

                      o The fund's U.S. exposure contributed to performance, as yields in the United States, as well as other dollar-bloc countries such as Canada and Australia have been the highest in the Salomon Index. The strong dollar has also made holding U.S. bonds attractive for investors outside of the United States.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Over the past six months, global bond markets have experienced above-average volatility, particularly due to significant swings in currency values against the U.S. dollar. The yen moved in a 10% range, and the euro fell by over 10% during the period. In this environment Scudder International Bond Fund provided a total return of -5.84%, outperforming the -6.86% return of the Salomon Brothers World Government Bond Index ex-U.S.

As Portfolio Managers Jan Faller and Jeremy Ragus discuss in the interview that begins on page 10, the fund has benefited from currency hedging and country selection. The fund maintained hedges on both the yen and the euro, while remaining underweight in underperforming markets such as Japan. The fund also benefited from being overweight in the dollar-bloc countries of the United States and Canada early in the year when these countries were strong performers.

Going forward, we expect that the U.S. dollar will continue to benefit from the strong U.S. economy, as well as global interest rate differentials. However, the balance of trade, combined with volatile equity markets, could be less favorable for the dollar in the medium term. Thus, Scudder International Bond Fund will continue to rely on rigorous fundamental and quantitative research, combined with disciplined risk management, to look for opportunities that may develop in other international markets.

Thank you for your continued investment in Scudder International Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
President,
Scudder International Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                Scudder International        Salomon Brothers Non-U.S. Dollar
                     Bond Fund                 World Government Bond Index*

             '90       10000                               10000
             '91       12569                               11963
             '92       14405                               13658
             '93       17301                               16291
             '94       17779                               17632
             '95       17328                               21289
             '96       18090                               21359
             '97       17647                               20918
             '98       18536                               22264
             '99       20018                               24281
             '00       18471                               22928


                          Yearly periods ended April 30

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Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder International Bond Fund
--------------------------------------------------------------------------------
1 year                        $  9,227               -7.73%              -7.73%
--------------------------------------------------------------------------------
5 year                        $ 10,659                6.59%               1.29%
--------------------------------------------------------------------------------
10 year                       $ 18,471               84.71%               6.33%
--------------------------------------------------------------------------------
Salomon Brothers Non-U.S. Dollar World Government Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,443               -5.57%              -5.57%
--------------------------------------------------------------------------------
5 year                        $ 10,769                7.69%               1.49%
--------------------------------------------------------------------------------
10 year                       $ 22,928              129.28%               8.64%
--------------------------------------------------------------------------------

* The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER INTERNATIONAL BOND FUND TOTAL RETURN (%) AND SALOMONN BROTHERS NON-U.S. DOLLAR WORLD GOVERNMENT BOND INDEX* TOTAL RETURN (%)

                          Yearly periods ended April 30

-----------------------------------------------------------------------------------------
                1991   1992    1993    1994    1995    1996    1997   1998   1999   2000
-----------------------------------------------------------------------------------------
Fund Total
Return (%)      25.70  14.60   20.10    2.76   -2.53    4.40   -2.45   5.03   8.00  -7.73
-----------------------------------------------------------------------------------------
Index Total
Return (%)      19.63  14.16   19.28    8.23   20.74     .33   -2.07   6.43   9.06  -5.57
-----------------------------------------------------------------------------------------
Net Asset Value
($)             12.94  12.77   13.55   12.66   11.31   11.05   10.21  10.12  10.37   9.19
-----------------------------------------------------------------------------------------
Dividends ($)    1.20   1.12    1.04     .91    1.02     .75     .59    .55    .53    .39
-----------------------------------------------------------------------------------------
Capital Gains
Distributions ($) .29    .81     .62     .39      --      --      --     --     --     --
-----------------------------------------------------------------------------------------

* The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one-year, five-year and ten-year periods would have been lower.

Portfolio Summary
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                                                                  April 30, 2000

--------------------------------------------------------------------------------
Geographical Exposure
--------------------------------------------------------------------------------
                                         The fund's U.S. exposure contributed to
                                 performance, as yields in the United States and
                                         other dollar-bloc countries became more
                                                                     attractive.

United States             29.8%
Canada                    15.2%
Norway                    12.5%
Germany                    8.4%
Spain                      8.3%
France                     7.4%
United Kingdom             6.8%
Japan                      3.6%
Argentina                  1.6%
Brazil                     1.6%
Mexico                     1.5%
Bulgaria                   0.6%
Venezuela                  0.6%
Turkey                     0.5%
Peru                       0.4%
South Africa               0.2%
Colombia                   0.2%
Jamaica                    0.2%
Other                      0.6%
----------------------------------
                         100.0%
----------------------------------

--------------------------------------------------------------------------------
Interest Rate Exposure
--------------------------------------------------------------------------------
                                     We are currently in a period where interest
                                      rates are moving in response to short-term
                                            factors, which increases volatility.

Euro                      27.7%
Japan                     20.6%
United States             20.0%
United Kingdom            13.5%
Norway                    12.5%
Canada                     5.6%
Other                      0.1%
----------------------------------
                         100.0%
----------------------------------


--------------------------------------------------------------------------------
Currency Exposure (a)
--------------------------------------------------------------------------------
                                  The strength of the dollar versus the euro and
                                   the yen was a major contributor to volatility
                                                         in global bond markets.

Euro                      40.1%
United States             20.4%
Japan                     16.7%
United Kingdom            11.5%
Norway                     4.6%
Canada                     3.4%
Other                      3.3%
----------------------------------
                         100.0%
----------------------------------










(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

     For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2000

In the following interview, Lead Portfolio Manager Jan Faller and Portfolio Manager Jeremy Ragus discuss Scudder International Bond Fund's strategy and the market environment for the six-month period ended April 30, 2000.

Q: How did the fund perform over the six months ended April 30, 2000?

A: The fund returned -5.84%, outperforming the Salomon Brothers World Government Bond Index, ex-U.S. (the Salomon Index), which had a -6.86% return over the same period. A significant portion of this negative return is attributable to the strength of the dollar versus both the euro and the yen. The euro dropped by over 15% during the past six months, and the yen fell by over 3.5%. Thus, even though bonds without the effect of currency provided positive returns over the past six months, the negative currency returns dominated performance.

Q: How would you characterize market conditions during this period?

A: The market demonstrated volatility in a variety of ways. Currency returns were not only negative, as noted above, but also very volatile. The value of the yen against the dollar varied by almost 10% during that time, initially selling off at the beginning of the calendar year and then going up in value dramatically as the Japanese repatriated assets for their fiscal year-end in March. The euro was less volatile simply because it stayed with its downtrend over the entire period. Emerging markets were also volatile over the past six months. Initially, Y2K fears kept participants on the sidelines. Once those fears proved unfounded, emerging markets bonds performed quite well at the beginning of 2000. More recently, however, rising interest rates around the globe combined with deteriorating fundamentals in a number of countries led to negative returns for emerging markets. Also, volatility for emerging markets has risen notably over the past few months.

Bond markets across the globe were also volatile between countries. Over the past six months, for example, Japan has oscillated between being the best and worst performer in different months. Similarly, the United States also has been among the best and worst performers in different months. Rather than being in an environment where bond returns are dominated by long-term business cycle effects, we are currently in a period where interest rates are moving in response to short-term factors, which increases volatility.

Q: What were some of the key factors affecting the fund's performance?

A: The two key factors were currency hedging and country selection. The fund outperformed its benchmark because we maintained hedges on both the yen and the euro. The hedge on the yen was greater than that on the euro, unfortunately; the yen fell less in value relative to the dollar. While we do anticipate a turn over the medium term, we currently have a substantial hedge on our euro position because capital flows, technical factors, and the struggle by the European Central Bank to gain market influence all are conspiring to keep the euro low.

Fund performance also benefited from country selection. Year-to-date Japan was the second-worst performer in the index, and the fund has been consistently underweight in Japanese government bonds due to unattractive yields and concerns about the increasing supply of Japanese debt. The fund was overweight in the United Kingdom early in the year when a limited supply of long-term bonds prompted a rally in the long end of the curve even though the curve is significantly inverted. Another benefit was holding an overweight position in the dollar-bloc countries of the United States and Canada early in the year when these countries were strong performers.

Q: How has renewed global growth, along with rising prices for such commodities as oil and gold, affected your strategy?

A: The traditional relationship between growth and inflation, and hence rising global bond yields, has been called into question in this market environment. Certainly in the United States, we have heard much talk of a new paradigm, though more recently we have begun to see a more vigilant Federal Reserve Bank. The question we are currently addressing is whether stable growth with little inflation can manifest itself in the euro-bloc as that area continues to recover. The continued weakness of the euro causes us some concern, however; currently core inflation remains very low in that region, nevertheless. We are not fearful that global growth will lead to rampant inflation in the near term, so we are not particularly bearish in our outlook for global yields. Economic evidence suggests that inflation is currently under control around the globe.

Another reason for a relatively positive outlook for bonds, even with renewed growth, is shrinking supply. With the exception of Japan, every major country is currently reducing its outstanding debt due to a stable fiscal picture and a combination of one-time events which are producing income for the governments. Thus, the environment has led us to pay close attention to the central bank effort to make sure inflation does not get out of control. This environment also has caused us to consider factors other than the traditional growth/inflation relationship that dominates global bond markets.

Renewed global growth has led to rising short-term interest rates around the globe. This monetary tightening could have negative implications for holdings with credit exposure in the portfolio such as corporate bonds or emerging markets debt. Increasing rates tend to decrease risk appetite in the market, leading to wider spreads. Evidence of this phenomenon is already apparent in wider swap spreads, emerging markets spreads, and underperformance of U.S. corporate bonds. We continue to increase the average quality of bonds in the fund and reduce the overall credit exposure as we believe this is an environment where risk appetite could deteriorate further.

Q: The European Monetary Union (EMU) has been in existence for over a year. What effect has the EMU had on European bonds?

A: Certainly the most noticeable effect has been on returns within the euro-bloc countries. Since the introduction of the single currency, the range of returns for the major participant countries has been very narrow. Returns differed across some of the peripheral participant countries due to differences in business cycle, unusual supply-demand dynamics and other country specific factors. So far this year, the range of returns across all the participant countries has been only 0.47%.

While the euro bloc has not dramatically underperformed relative to other regions around the globe, certainly it has been held back by the weakness of the euro. The euro weakness makes bonds less attractive for two reasons. First, a weak currency can potentially be inflationary, which is undesirable for a bondholder. Second, a falling currency hurts the returns of an unhedged bondholder. As long as the negative euro trend continues, buyers of euro-denominated bonds who are taking on currency risk are less likely to be active in the market.

The single currency has helped European corporate issuers reach a broader market. Buyers across all participant countries can now buy corporate debt without currency risk, which has substantially increased the demand for euro-denominated corporates. With demand comes supply, and we have seen a dramatic increase in issuance of corporate debt in the euro bloc over the past year. Similarly, a high yield corporate market has developed over the past year and has performed very well as again demand for the high yielding securities has outstripped supply.

Q: What percentage of the portfolio consists of emerging market bonds, and what impact have they had on the fund?

A: Over the past six months, the fund has held about 5% in emerging market bonds, though the amount has varied somewhat as the outlook for emerging markets evolved during the period. Our holdings are concentrated in higher quality issues whose credit spreads tend to be less volatile such as Mexico, Jamaica and Panama. Over the past six months, the return on the J.P. Morgan EMBI+ Index was over 11%, so the emerging markets holdings have had a positive impact on the fund's performance. More recently, we have reduced our emerging markets exposure in light of increased Fed vigilance and widening swap spreads which reflect a market environment which could put pressure on emerging markets spreads.

Q: How significant was the fund's U.S. exposure?

A: The fund did have some U.S. exposure during the period. The United States has been attractive for several reasons. Yields in the United States and other dollar-bloc countries such as Canada and Australia have been the highest in the Salomon Index. Even after taking into account inflation, real yields have been quite attractive in the United States. The strong dollar has also made holding U.S. bonds attractive for investors outside of the United States. In addition, the strong dollar has helped keep inflation at bay, preventing yields from rising significantly. Also helping on the inflation front has been the relatively vigilant Fed, which increased interest rates three times over the period, raising the Fed Funds rate from 5.25% to 6.00%.

Further, the budget surplus and Treasury buybacks are putting downward pressure on the long end of the U.S. yield curve, which has been inverted since mid-January of this year. The lack of inflationary pressure, combined with continued buybacks, suggests that we may have an inverted curve in the U.S. for some time. The United States was one of the best performing markets in the Salomon Index over the past six months, so owning U.S. bonds helped performance.

Q: Can you discuss some investments that did not fare well?

A: Managing the euro hedge over the past six months has been difficult. The euro fell further than we anticipated, and in two instances when we thought that it would turn and recover, we reduced the hedge only to see it continue to fall further. The pickup in European growth, the increase in interest rates and the lack of significant inflation in the euro bloc all appeared to indicate that the currency had potential to rise against the U.S. dollar. Also, it had fallen below nearly any measure of fair value: using the deutsche mark as a proxy for the euro, the exchange rate is now lower than it has been since the end of 1986. Our performance would have been better if we had simply remained more hedged rather than attempting to call a turn in the currency.

Early this year our active country weights hurt the performance of the fund. We were underweight in Japan because we were concerned about fiscal spending leading to supply pressure in that country; indeed, Japan is the only major country in the index whose outstanding debt is actually increasing. Also, the weakening yen made it appear that the bond market could significantly underperform. Instead, in the month of January, Japan was the second best performing country behind the United States, as the supply was easily absorbed by local buyers despite yields below 2% on ten-year bonds.

Conversely, we were overweight in the United Kingdom because the lack of supply, a strong pound and an absence of inflationary pressure made the market appear attractive. However, substantial changes to the regulations affecting U.K. pension funds caused a significant sell-off in the long end of that market, making the United Kingdom the worst performer in January. We felt that fundamentally the market remained attractive and that the sell-off was more than what was justified by the news and held the position, which helped performance in February as the U.K. rebounded to be the third best performer in the Salomon Index in February.

Q: What is your strategy going forward?

A: For the short term, we continue to expect that the U.S. dollar will remain quite strong. Continued economic strength in the United States and current interest rate differentials both favor the dollar. However, the balance of trade and volatile equity markets could be less favorable for the dollar in the medium term. Thus, we remain quite hedged currently, but are looking for signs that the euro will appreciate in value relative to the dollar. Once we see a confirmation of that trend we will consider reducing the hedge. Interest rate differentials and slow growth will continue to put pressure on the yen so we anticipate remaining hedged in that currency for a longer time.

As long as the Fed continues its restrictive monetary policy we feel that credit spreads will remain under pressure. Growth continues to be strong in the United States and at least two more rate hikes by the Fed are expected. Thus we are continuing to opportunistically reduce our exposure to corporate debt and emerging markets. We will continue to emphasize a heavier weighting in government bonds until we see clear indications that the risk aversion now characterizing the market has passed.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Currency Devaluation  A significant decline of a currency's value relative to other currencies, such as the U.S. dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

       EMU (European  The integration of European economies involving, among other
     Monetary Union)  changes, a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

             Hedging A strategy used to offset investment risk. Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but feels that the value of the pound will fall versus the U.S.
                      dollar may buy futures or options on the pound to offset the projected decline in the currency.

      Inverted Yield  An unusual situation where short-term interest rates are
               Curve higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

        Yield Spread  The difference in yield between two types of bonds. A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining and prices rising, compared with Treasury bonds of similar maturities.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                as of April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

                                                              Principal
                                                               Amount       Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Repurchase Agreements 1.7%
------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 5.68%, to be repurchased
    at $1,392,659 on 5/1/2000* (Cost $1,392,000) ........     1,392,000     1,392,000

------------------------------------------------------------------------------------
U.S. Government & Agencies 10.4%
------------------------------------------------------------------------------------

 U.S. Treasury Bond, 7.5%, 11/15/2016 ...................     2,075,000     2,324,332
 U.S. Treasury Bond, 8.5%, 2/15/2020 ....................     1,015,000     1,265,106
 U.S. Treasury Note, 5.625%, 12/31/2002 .................     1,420,000     1,384,940
 U.S. Treasury Note, 6.5%, 10/15/2006 ...................     3,500,000     3,492,335

Total U.S. Government & Agencies (Cost $8,482,885) ......                   8,466,713

------------------------------------------------------------------------------------
Federal National Mortgage Association 11.0%
------------------------------------------------------------------------------------

 Federal National Mortgage Association, 2.125%, 10/9/2007
    (Cost $7,772,948) ...................................   930,000,000     8,900,471

------------------------------------------------------------------------------------
Foreign Denominated Debt Obligations 69.1%
------------------------------------------------------------------------------------

 British Pounds 13.5%
 General Motors Acceptance Corp., 6.875%, 9/9/2004 ......     3,530,000     5,477,231
 United Kingdom Treasury Bond, 5.75%, 12/7/2009 .........     1,500,000     2,423,141
 United Kingdom Treasury Bond, 9%, 7/12/2011 ............     1,500,000     3,067,230
                                                                          -----------
                                                                           10,967,602
                                                                          -----------
 Canadian Dollars 5.6%
 Government of Canada, 8.5%, 4/1/2002 ...................     6,500,000     4,563,118
                                                                          -----------

 Costa Rican Colon 0.1%
 Citibank Time Deposit, 14.5%, 8/1/2000 .................    15,969,461        52,419
                                                                          -----------

 Euro 27.7%
 Caisse D'Amort Dette Cades, 3.375%, 7/12/2004 ..........     4,650,000     3,951,295
 Depfa Pfandbrief Bank, 4.75%, 7/15/2008 ................     2,350,000     2,008,857
 Federal Republic of Germany, 6.25%, 1/4/2024 ...........     4,880,000     4,772,540
 French Treasury Note, 4.5%, 7/12/2003 ..................     2,300,000     2,065,666
 Kingdom of Spain, 4.5%, 7/30/2004 ......................     7,620,000     6,771,581
 Tokyo Electric Power Co., 4.375%, 5/14/2009 ............     3,600,000     2,910,451
                                                                          -----------
                                                                           22,480,390
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------
                                                                      Principal
                                                                       Amount        Value ($)
-----------------------------------------------------------------------------------------------

 Japanese Yen 9.6%
 Province of Ontario, 1.875%, 1/25/2010 .....................      847,000,000        7,811,900
                                                                                    -----------

 Norwegian Kroner 12.4%
 Kingdom of Norway, 7%, 5/31/2001 ...........................       90,200,000       10,111,391
                                                                                    -----------

 Turkish Lire 0.2%
 J.P. Morgan Time Deposit, 28%, 5/17/2000 ...................   42,374,463,406           69,324
 J.P. Morgan Time Deposit, 32%, 5/30/2000 ...................   40,206,154,786           65,777
                                                                                    -----------
                                                                                        135,101
                                                                                    -----------
Total Foreign Denominated Debt Obligations (Cost $62,449,430)                        56,121,921

-----------------------------------------------------------------------------------------------
U.S. Dollar Denominated Debt Obligations 7.8%
-----------------------------------------------------------------------------------------------

 Argentine Republic, 11%, 12/4/2005 .........................          230,000          224,825
 Argentine Republic, 11.75%, 4/7/2009 .......................          140,000          137,375
 Argentine Republic, 12%, 2/1/2020 ..........................          705,000          697,245
 Argentine Republic, Collateralized Par Bond, Series L,
    Step-up Coupon, 6%, 3/31/2023 ...........................          380,000          265,525
 Banco Nacional de Comercio Exterior S.N.C., 7.25%,
    2/2/2004 ................................................          115,000          109,681
 Federative Republic of Brazil, 11.625%, 4/15/2004 ..........          300,000          297,900
 Federative Republic of Brazil, 12.75%, 1/15/2020 ...........          705,000          675,743
 Federative Republic of Brazil, "New" Money Bond,
    Floating Rate Bond, LIBOR plus .875% (7.4375%),
    4/15/2009 ...............................................          180,000          148,950
 Federative Republic of Brazil Global Bond, 10.125%,
    5/15/2027 ...............................................          170,000          132,600
 Government of Jamaica, 10.875%, 6/10/2005 ..................          170,000          167,450
 Government of Malaysia, 8.75%, 6/1/2009 ....................           20,000           20,525
 Petroliam Nasional BHD, 8.875%, 8/1/2004 ...................          125,000          126,745
 Republic of Bulgaria, Collateralized Floating Rate Interest
    Reduction Bond, Series A, Step-up Coupon, 2.75%,
    7/28/2012 ...............................................          390,000          271,050
 Republic of Bulgaria, Floating Rate Interest Arrears Bond,
    LIBOR plus .8125% (7.0625%), 7/28/2011 ..................          300,000          226,500
 Republic of Colombia, 7.625%, 2/15/2007 ....................           90,000           65,700
 Republic of Colombia, 9.75%, 4/23/2009 .....................          130,000          102,700
 Republic of Panama, Interest Reduction Bond,
    Step-up Coupon, 4.25%, 7/17/2014 ........................          170,000          133,875
 Republic of Peru, Floating Rate Interest Reduction Bond,
    3.75%, 3/7/2017 .........................................          545,000          331,769

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------
                                                                      Principal
                                                                       Amount       Value ($)
---------------------------------------------------------------------------------------------

 Republic of South Africa, 8.5%, 6/23/2017 .....................      200,000      174,760
 Republic of Turkey, 9.875%, 2/23/2005 .........................      240,000      235,800
 Republic of Venezuela, 9.25%, 9/15/2027 .......................      254,000      162,243
 Republic of Venezuela, Debt Conversion Floating
    Rate Bond, Series DL, LIBOR plus .875% (7%),
    12/18/2007 .................................................      380,950      298,093
 Republic of the Philippines, 9.875%, 1/15/2019 ................      145,000      127,963
 Slovak Republic, 9.5%, 5/28/2003 ..............................      150,000      152,063
 United Mexican States, 11.375%, 9/15/2016 .....................      160,000      181,000
 United Mexican States, 11.5%, 5/15/2026 .......................      300,000      353,625
 United Mexican States, Floating Rate Discount Bond
    (Detachable Oil Priced Indexed Value Recovery Rights),
    Series D, LIBOR plus .8125% (6.902%), 12/31/2019 ...........      550,000      538,313

---------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $6,340,209)                 6,360,018
---------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $86,437,472) (a)                      81,241,123
---------------------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $86,437,472. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $5,196,349. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,366,830 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,563,179.

------------------------------------------------------------------------------------

   At April 30, 2000, open futures contracts purchased were as follows:

                                               Aggregate                 Unrealized
                       Expiration                Face                   Appreciation
    Futures               Date     Contracts    Value ($)   Value ($)   (Depreciation)
    ----------------- ------------ ---------  -----------  -----------  ------------
    Euro Bond           6/8/2000      60       5,771,500    5,730,227     (41,273)

   At April 30, 2000, open futures contracts sold were as follows:

                                               Aggregate                 Unrealized
                       Expiration                Face                   Appreciation
    Futures               Date     Contracts    Value ($)   Value ($)   (Depreciation)
    ----------------- ------------ ---------  -----------  -----------  ------------
    Japanese 10-Year
      Bond TSE          6/9/2000       7       8,472,536    8,562,454     (89,918)

    Total net unrealized depreciation on open futures contracts .......  (131,191)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Currency Abbreviation
----------------------------------------------------------------------------
    ARA        Argentine Peso            JPY        Japanese Yen
    BRC        Brazilian Real            KRW        South Korean Won
    CAD        Canadian Dollar           MXP        Mexican Peso
    CLP        Chilean Peso              NOK        Norwegian Kroner
    CNR        Chinese Renminbi          PHP        Philippine Pesos
    COP        Colombian Peso            PLZ        Polish Zlotys
    EUR        Euro                      SGD        Singapore Dollars
    GBP        British Pound             SKK        Slovakian Koruna
    GRD        Greek Drachma             THB        Thai Bahts
    HUF        Hungarian Forints         USD        U.S. Dollar
    ILS        Israeli Shekel            ZAR        South African Rands
    IND        Indonesian Rupiahs






    The accompanying notes are an integral part of the financial statements.

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------

Investments in securities, at value (cost $86,437,472) ......................   $  81,241,123
Cash ........................................................................         222,247
Receivable for investments sold .............................................       4,069,353
Interest receivable .........................................................       1,942,902
Receivable for Fund shares sold .............................................          15,621
Receivable for daily variation margin on open futures contracts .............          45,748
Unrealized appreciation on forward currency exchange contracts ..............       1,042,104
Other assets ................................................................          69,153
                                                                                -------------
Total assets ................................................................      88,648,251

Liabilities
---------------------------------------------------------------------------------------------

Payable for investments purchased ...........................................          75,587
Dividends payable ...........................................................         277,559
Payable for Fund shares redeemed ............................................         533,116
Payable for daily variation margin on open futures contracts ................          31,242
Unrealized depreciation on forward currency exchange contracts ..............         851,033
Accrued management fee ......................................................          59,519
Accrued reorganization costs ................................................          86,961
Accrued Directors' fees and expenses ........................................          36,284
Other accrued expenses and payables .........................................         420,050
                                                                                -------------
Total liabilities ...........................................................       2,371,351
---------------------------------------------------------------------------------------------
Net assets, at value                                                            $  86,276,900
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------

Net assets consist of:
Accumulated distributions in excess of net investment income (1,277,358) Net unrealized appreciation (depreciation) on:
  Investments ...............................................................      (5,196,349)
  Futures ...................................................................        (131,191)
  Foreign currency related transactions .....................................          21,180
Accumulated net realized gain (loss) ........................................     (72,482,247)
Paid-in capital .............................................................     165,342,865
---------------------------------------------------------------------------------------------
Net assets, at value                                                            $  86,276,900
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------

NetAsset Value, offering and redemption price per share ($86,276,900 /
   9,383,053 shares of capital stock outstanding, $.01 par value, 200,000,000   -------------
   shares of capital stock authorized) ......................................   $        9.19
                                                                                -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:
Interest .......................................................   $ 2,733,662
                                                                   -----------
Expenses:
Management fee .................................................       429,966
Services to shareholders .......................................       207,307
Custodian and accounting fees ..................................       108,938
Auditing .......................................................        36,898
Legal ..........................................................         4,226
Directors' fees and expenses ...................................        71,563
Reports to shareholders ........................................        29,994
Registration fees ..............................................         9,077
Reorganization .................................................        98,616
Other ..........................................................        23,769
                                                                   -----------
Total expenses, before reductions ..............................     1,020,354
Expense reductions .............................................      (134,528)
                                                                   -----------
Total expenses, after expense reductions .......................       885,826
Net investment income (loss) ...................................     1,847,836

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from:
Investments ....................................................    (1,686,432)
Written options ................................................         8,505
Futures ........................................................       628,192
Foreign currency related transactions ..........................       (32,850)
                                                                   -----------
                                                                    (1,082,585)
                                                                   -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (6,413,485)
Written options ................................................       (68,448)
Futures ........................................................      (131,191)
Foreign currency related transactions ..........................       (15,088)
                                                                   -----------
                                                                    (6,628,212)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (7,710,797)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(5,862,961)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended         Year Ended
                                                    April 30, 2000     October 31,
Increase (Decrease) in Net Assets                     (Unaudited)         1999
------------------------------------------------------------------------------------

Operations:
Net investment income (loss) ......................   $   1,847,836    $   5,792,155
Net realized gain (loss) on investment transactions      (1,082,585)      (3,612,013)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (6,628,212)      (5,966,930)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      (5,862,961)      (3,786,788)
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................      (1,928,047)        (270,659)
                                                      -------------    -------------
Tax return of capital .............................            --         (5,521,496)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................       4,291,023       42,572,195
Reinvestment of distributions .....................       1,552,489        4,745,145
Cost of shares redeemed ...........................     (27,245,101)     (72,201,353)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (21,401,589)     (24,884,013)
                                                      -------------    -------------
Increase (decrease) in net assets .................     (29,192,597)     (34,462,956)
Net assets at beginning of period .................     115,469,497      149,932,453
Net assets at end of period (including accumulated
   distributions in excess of net investment income   -------------    -------------
   of $1,277,358 and $1,197,147, respectively) ....   $  86,276,900    $ 115,469,497
                                                      -------------    -------------

Other Information
------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........      11,597,052       14,014,543
                                                      -------------    -------------
Shares sold .......................................         444,245        4,149,793
Shares issued to shareholders in reinvestment of
   distributions ..................................         162,465          461,026
Shares redeemed ...................................      (2,820,709)      (7,028,310)
                                                      -------------    -------------
Net increase (decrease) in Fund shares ............      (2,213,999)      (2,417,491)
                                                      -------------    -------------
Shares outstanding at end of period ...............       9,383,053       11,597,052
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------------------
                         2000(a)     1999(d)     1998(c)    1998(b)   1997(b)   1996(b)   1995(b)
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period     $ 9.96      $10.70     $ 9.92       $10.52    $10.98   $11.43   $11.97
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------
  Net investment
  income (loss)            .18         .46        .18          .61       .58      .73      .98
-------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on
  investment
  transactions            (.77)       (.74)       .78         (.60)     (.46)    (.45)    (.54)
                      ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  Total from
  investment
  operations              (.59)       (.28)       .96          .01       .12      .28      .44
-------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment
  income                  (.18)       (.02)        --           --      (.58)    (.12)     --
-------------------------------------------------------------------------------------------------
  Tax return of
  capital                   --        (.44)      (.18)        (.61)       --     (.61)    (.98)
                      ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  Total distributions     (.18)       (.46)      (.18)        (.61)     (.58)    (.73)    (.98)
-------------------------------------------------------------------------------------------------
Net asset value, end
of period               $ 9.19      $ 9.96     $10.70       $ 9.92    $10.52   $10.98   $11.43
                      ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Return (%)         (5.84)(e)*  (2.70)(e)   9.76(e)**     .10(e)    .94     2.59     3.92
-------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of          86         115        150          146       236      515     910
period ($ millions)
-------------------------------------------------------------------------------------------------
Ratio of expenses         1.87(f)*    1.63       1.58*        1.62      1.36     1.26     1.30
before expense
reductions (%)
-------------------------------------------------------------------------------------------------
Ratio of expenses         1.63(f)*    1.50       1.50*        1.56      1.36     1.26     1.30
after expense
reductions (%)
-------------------------------------------------------------------------------------------------
Ratio of net              3.79*       4.44       5.20*        5.91      5.28     6.50     8.52
investment income
(loss) (%)
-------------------------------------------------------------------------------------------------
Portfolio turnover      121.4*      193.7      303.5*       190.1     298.2    275.7    318.5
rate (%)
-------------------------------------------------------------------------------------------------

(a)  For the six months ended April 30, 2000 (Unaudited).

(b)  For the years ended June 30.

(c) For the four months ended October 31, 1998. On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.

(d)  For the year ended October 31, 1999.

(e) Total returns for certain periods would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.71% and 1.50%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder International Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees/Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on currencies and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on securities as a temporary substitute for purchasing selected investments and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio and as a temporary substitute for purchasing selected investments. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities and as a hedge against currency exchange rate fluctuations on securities held.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $73,227,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($64,329,000), October 31, 2003 ($6,093,000), October 31, 2006 ($494,000) and October 31, 2007 ($2,311,000), the
respective expiration dates.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment in options, futures, forward foreign currency exchange contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Plan of Reorganization

On February 7, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Plan") between the Fund and Scudder Global Bond Fund, pursuant to which Scudder Global Bond Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of Scudder Global Bond Fund. The proposed transaction is part of Scudder Kemper Investments, Inc.'s ("Scudder Kemper") initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this reorganization initiative are being borne jointly by Scudder Kemper and certain funds and are included as reorganization expense in the Statement of Operations of the Fund. These costs principally include printing, proxy meeting expenses and professional fees. All funds under the reorganization initiative are subject to an allocated charge of such costs except for certain funds not expected to realize a reduction in the operating expense ratio. The Plan can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting (the "Meeting") of the shareholders of the Fund to approve the Plan will be held on or about July 13, 2000.

As a result of the Plan, each shareholder of Scudder International Bond Fund will become a shareholder of the shares of Scudder Global Bond and would hold, immediately after the closing of the Plan (the "Closing"), that number of full and fractional voting shares of Scudder Global Bond Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000. In the event the shareholders of the Fund fail to approve the Plan, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

C. Purchases and Sales of Securities

For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $48,627,554 and $74,557,155, respectively. Purchases and sales of U.S. Government obligations aggregated $8,862,883 and $4,066,031, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended April 30, 2000 was $11,367,221 and $18,450,934, respectively.

Transactions in written options for the six months ended April 30, 2000 are summarized as follows:
                                  Over-the-Counter
                                Options on Currencies
                                    (000 omitted)
                               -----------------------
                                         JPY                Premiums
                               -----------------------  -----------------
Beginning of Period .......           601,000           $     78,130
Written ...................           601,000                 63,105
Closed ....................         (601,000)               (78,130)
Exercised .................                --                     --
Expired ...................         (601,000)               (63,105)
End of Period .............                --           $         --

D. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.85% of the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. In addition, the Adviser has agreed not to impose a portion of its management fee until February 28, 2001, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the six months ended April 30, 2000, the Adviser did not impose a portion of its management fee aggregating $106,076 and the amount imposed aggregated $323,890, which was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 2000, the amount charged by SSC aggregated $134,829, of which $21,092 is unpaid at April 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by STC aggregated $33,388, of which $4,676 is unpaid at April 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $49,801, of which $7,735 is unpaid at April 30, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At April 30, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $8,736.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $14,660. In addition, a one-time fee of $56,903 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note B. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,452 of such costs.

E. Commitments

As of April 30, 2000 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $191,071.

                                                                    Net Unrealized
                                                                      Appreciation
                                                       Settlement    (Depreciation)
  Contracts to Deliver          In Exchange For           Date           (U.S.$)
--------------------------------------------------------------------------------------

USD            33,686       ARA            35,000      2/23/2001                295
USD            67,908       COP       134,118,438       5/8/2000            (1,162)
USD            63,503       HUF        17,029,546       5/8/2000            (3,615)
USD            35,392       ILS           144,765       5/9/2000                408
USD            67,908       COP       134,118,438      5/10/2000            (1,173)
USD            88,796       KRW        99,007,520      5/10/2000                425
USD            38,079       PLZ           160,152      5/10/2000            (2,348)
USD            69,773       SGD           119,117      5/10/2000                 16
COP       134,118,438       USD            67,908      5/10/2000              1,173
USD         1,860,000       GBP         1,174,420      5/15/2000           (36,688)
USD            64,497       IND       491,144,198      5/15/2000            (2,602)
USD         8,370,000       JPY       886,583,880      5/15/2000          (160,119)
GBP         2,333,936       USD         3,763,238      5/15/2000            139,754
JPY     1,254,334,601       USD        11,673,658      5/15/2000             58,358
NOK        57,619,430       USD         7,075,077      5/15/2000            630,702
USD            35,376       CNR           293,172      5/17/2000                (6)
USD            45,975       ILS           186,244      5/17/2000                 51
USD            34,460       THB         1,304,657      5/22/2000              (159)
USD            53,043       COP       106,404,258      5/24/2000              (162)
USD            70,827       ILS           288,465      5/24/2000                418
USD            96,572       PHP         3,964,281      5/24/2000              (727)
USD            33,689       SGD            57,028      5/24/2000              (276)
USD            52,123       CLP        26,869,407      5/26/2000              (132)
USD            72,099       IND       574,629,349      5/30/2000                209
USD            58,836       KRW        65,190,288      5/30/2000               (80)
USD            45,268       PHP         1,883,149      5/30/2000                238
USD           158,366       ZAR         1,082,271      5/30/2000                754
USD            62,591       ARA            62,660      5/31/2000                 51
USD            58,038       GRD        21,484,906       6/2/2000               (11)
CAD         2,708,067       USD         1,860,000      6/12/2000             30,311
USD            62,196       GRD        21,563,211      6/20/2000            (4,000)
USD           149,904       PLZ           628,921      6/20/2000           (11,458)
USD            32,169       SKK         1,383,272      6/20/2000            (2,014)
EUR            46,140       USD            45,000      6/21/2000              2,900

                                       33

                                                                    Net Unrealized
                                                                      Appreciation
                                                       Settlement    (Depreciation)
  Contracts to Deliver          In Exchange For           Date           (U.S.$)
--------------------------------------------------------------------------------------

USD            73,000       BRC           140,525      6/23/2000              3,551
USD            75,796       BRC           138,706      6/23/2000              (236)
USD           109,750       THB         4,138,673      6/23/2000              (836)
USD           166,443       SKK         7,244,265      6/26/2000            (8,570)
USD            81,683       HUF        22,011,118      6/27/2000            (4,753)
USD        12,716,650       EUR        13,261,014      6/30/2000          (609,905)
EUR         2,892,091       USD         2,790,000      6/30/2000            149,643
USD            73,385       CLP        38,784,163      7/24/2000              1,225
USD            95,075       CNR           799,043      7/24/2000                900
USD            17,000       MXP           187,808      9/15/2000              2,279
USD            34,351       ARA            34,732      10/6/2000                 29
USD            70,000       ARA            75,495     10/26/2000              4,581
USD           100,000       MXP         1,123,000     10/31/2000             13,832
                                                                            191,071

F. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Directors
--------------------------------------------------------------------------------

 Nicholas Bratt*
   o  President

 Sheryle J. Bolton
   o  Director; Chief Executive Officer,
      Scientific Learning Corporation

 William T. Burgin
   o  Director; General Partner,
      Bessemer Venture Partners

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 William H. Luers
   o  Director; Chairman and President,
      U.N. Association of America

 Kathryn L. Quirk*
   o  Director, Vice President and
      Assistant Secretary

 Joan E. Spero
   o  Director; President, Doris Duke
      Charitable Foundation

 Paul Bancroft III
   o  Honorary Director; Consultant

 Thomas J. Devine
   o  Honorary Director; Consultant

 William H. Gleysteen, Jr.
   o  Honorary Director; Consultant;
      Guest Scholar, Brookings
      Institution

 Robert G. Stone, Jr.
   o  Honorary Director; Chairman
      Emeritus of the Board and
      Director, Kirby Corporation

 Susan E. Dahl*
   o  Vice President

 Jan C. Faller*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Gerald J. Moran*
   o  Vice President

 M. Isabel Saltzman*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 John R. Hebble*
   o  Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

SCUDDER
INVESTMENTS (SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group
Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.